UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2026

Happen, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

88 Kearny Street,	Suite 600,
San Francisco,	CA	94108
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 930-7440
Former name or former address, if changed since last report:
LendingClub Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HAPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 22, 2026 (the “Effective Date”), Happen, Inc. (formerly known as LendingClub Corporation) (the “Company”) filed a Certificate of Amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware changing the name of the corporation from “LendingClub Corporation” to “Happen, Inc.” (the “Name Change”). The Company also amended and restated its bylaws (as amended and restated, the “Second Amended and Restated Bylaws”) to reflect the Name Change, effective as of the Effective Date. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s stockholders.

The foregoing descriptions of the Certificate of Amendment and the Second Amended and Restated Bylaws are qualified in their entirety by reference to the complete texts of the Certificate of Amendment and the Second Amended and Restated Bylaws, each of which is filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 22, 2026, the Company issued a press release (the “Press Release”) in connection with the Name Change and the Listing Change (as defined below). A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events

In connection with the Name Change, the Company transferred the listing of its common stock, par value $0.01 per share (the “Common Stock”), from the New York Stock Exchange to the Nasdaq Global Select Market and changed the trading symbol for the Common Stock from “LC” to “HAPN”, effective as of market open on the Effective Date (the “Listing Change”). The Common Stock’s CUSIP number remains unchanged.

In connection with the Name Change and effective as of the Effective Date, the Company’s wholly-owned banking subsidiary also changed its name from “LendingClub Bank, National Association” to “Happen Bank, National Association”.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment of Eighth Amended and Restated Certificate of Incorporation
3.2	Second Amended and Restated Bylaws of the Company
99.1	Press Release dated June 22, 2026
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Happen, Inc.
Date:	June 22, 2026	By:	/s/ ANDREW LABENNE
Andrew LaBenne
Chief Financial Officer
(duly authorized officer)